Van Kampen Advantage Municipal Income Trust
                       Item 77(o) 10F-3 Transactions
                     October 1, 2002 - March 31, 2003



  Security    Purcha  Offeri     Total     Amount     % of   % of   Brokers
 Purchased     se/      ng     Amount of     of     Offerin  Funds
              Trade    Price   Offering    Shares      g     Total
               Date     of                 Purchas  Purchas  Asset
                      Shares                 ed        ed      s
                                           By Fund  By Fund
Los Angeles   02/21/  $106.2  $2,100,000,  2,500,0   0.119%  0.499
  Unified       03       2        000        00                %     Merrill
   School                                                            Lynch &
  District                                                           Co, Banc
  General                                                           of America
 Obligation                                                         Securities
   Bonds                                                               LLC,
                                                                      Lehman
                                                                    Brothers,
                                                                      Morgan
                                                                     Stanley,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                    UBS Paine
                                                                      Webber
                                                                    Inc, E.J.
                                                                    De La Ross
                                                                    & Co Inc,
                                                                    Prudential
                                                                    Securities
                                                                    , Siebert
                                                                    Brandford
                                                                    Shank & Co
                                                                    LLC, U.S.
                                                                     Bancorp
                                                                      Piper
                                                                     Jaffrey

              03/03/  $103.7  $169,640,00  2,000,0   1.811%  0.380
                03       7         0         00                %    JP Morgan,
  New York                                                            Bear,
   State                                                            Stearns &
Environment                                                          Co Inc,
     al                                                              Goldman,
 Facilities                                                          Sachs &
Corporation                                                         Co, Lehman
                                                                    Brothers,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                      First
                                                                      Albany
                                                                    Corporatio
                                                                    n, Raymond
                                                                     James &
                                                                    Associates
                                                                      , Inc,
                                                                     Merrill
                                                                     Lynch &
                                                                    Co, Morgan
                                                                     Stanley,
                                                                     Siebert
                                                                    Brandford
                                                                    Shank & Co
                                                                       LLC,
                                                                    Roosevelt
                                                                     & Cross,
                                                                    Incorporat
                                                                    ed, Samuel
                                                                    A. Ramirez
                                                                    & Co, Inc,
                                                                    UBS Paine
                                                                    Webber Inc